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                                                               Exhibit 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to incorporation by reference in this Amendment No. 1 to Registration Statement No. 33-55093 of our report dated September 3, 1993 included in Cardinal Health, Inc.'s Form 10-K for the year ended June 30, 1994 and to all references to our Firm included in this registration statement.


                                    /s/ Arthur Andersen LLP
                                    -------------------------
                                        Arthur Andersen LLP




Sacramento, California
September 13, 1994